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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                         Date of Report: August 16, 1996



                          AirTouch Communications, Inc.



    Delaware                         1-12342                      94-3213132
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (415) 658-2000

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Item 7.  Financial Statements and Exhibits.

         This Item 7 and the accompanying Exhibit Index amend and restate in their entireties the corresponding items in AirTouch's Form 8-K, Date of Report:
August 16, 1996.

         (a) Financial Statements of Business Acquired. The financial statements of CCI for the year ended December 31, 1995, have been previously reported by AirTouch and were filed as Exhibit 99.4 to AirTouch's Annual Report on Form
10-K for the year ended December 31, 1995 (File No. 1-12342). The financial statements of CCI for the period ended March 31, 1996 are incorporated herein by reference to Item 1 of CCI's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File. No. 1-10789). The financial statements of CCI for the period ended June 30, 1996 are incorporated by reference to Item 1 of CCI's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (File No. 1-10789).

         (b) Pro Forma Financial Information. The pro forma financial information required by Article 11 of Regulation S-X is incorporated by reference to Exhibit 99.5 to this Form 8-K/A-1.

(c) Exhibits.

2.1 Agreement and Plan of Merger dated as of April 5, 1996, among AirTouch Communications, Inc., Cellular Communications, Inc. and AirTouch Cellular, as amended and restated as of July 12, 1996 (incorporated by reference to Exhibit 2.1 to AirTouch's Registration Statement on Form S-4 (Reg. No. 333-03107).*

99.1     Press Release dated August 16, 1996.*

99.2 Financial Statements of Cellular Communications, Inc. for the quarter ended March 31, 1996 (incorporated by reference to Item 1 of Cellular Communications, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File No. 1-10789)).*

99.3 Financial Statements of Cellular Communications, Inc. for the period ended June 30, 1996 (incorporated by reference to Item 1 of Cellular Communications, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (File No. 1-10789)).

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99.4     Financial Statements of U S WEST NewVector Group for the period ended
         June 30, 1996.

99.5 AirTouch Communications, Inc. pro forma condensed combined financial statements.

* Previously filed.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AIRTOUCH COMMUNICATIONS, INC.


                           By:  /s/ Mohan S. Gyani
                                ---------------------------
                                Mohan S. Gyani
                                Executive Vice President
                                and Chief Financial Officer


Date:     October 1, 1996

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Exhibit Index

2.1 Agreement and Plan of Merger dated as of April 5, 1996, among AirTouch Communications, Inc., Cellular Communications, Inc. and AirTouch Cellular, as amended and restated as of July 12, 1996 (incorporated by reference to Exhibit 2.1 to AirTouch's Registration Statement on Form S-4 (Reg. No. 333-03107).*

99.1     Press Release dated August 16, 1996.*

99.2 Financial Statements of Cellular Communications, Inc. for the quarter ended March 31, 1996 (incorporated by reference to Item 1 of Cellular Communications, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File No. 1-10789)).*

99.3 Financial Statements of Cellular Communications, Inc. for the period ended June 30, 1996 (incorporated by reference to Item 1 of Cellular Communications, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (File No. 1-10789)).

99.4 Financial Statements of U S WEST NewVector Group for the period ended June 30, 1996.

99.5 AirTouch Communications, Inc. pro forma condensed combined financial statements.

* Previously filed.

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